UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2016

SNAP INTERACTIVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52176	20-3191847
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

320 W. 37th Street, 13th Floor New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 594-5050

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2016, the Board of Directors (the “Board”) of Snap Interactive, Inc. (the “Company”), subject to stockholder approval, (i) terminated and discontinued the use of the Snap Interactive, Inc. Amended and Restated 2011 Long-Term Incentive Plan and (ii) approved and adopted the Snap Interactive, Inc. 2016 Long-Term Incentive Plan (the “2016 Plan”). The Board directed that the 2016 Plan be submitted to the Company’s stockholders for their approval at the 2016 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which was held on May 16, 2016.

As described under Item 5.07 of this Current Report on Form 8-K (this “Current Report”), the Company’s stockholders approved the 2016 Plan at the Annual Meeting. A description of the material terms of the 2016 Plan is set forth under the heading “Proposal 2: The Approval of the Snap Interactive, Inc. 2016 Long-Term Incentive Plan” in the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2016 (the “Proxy Statement”), which such description is incorporated herein by reference. The description of the 2016 Plan is qualified in its entirety by reference to the full text of the 2016 Plan, which is attached as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 5.07.       Submission of Matters to a Vote of Security Holders.

Set forth below are the final results of the voting at the Annual Meeting:

1.	Proposal to elect (i) Neil Foster, (ii) Dr. Steven Fox, (iii) Alexander Harrington, (iv) Judy Krandel and (v) Clifford Lerner to the Company’s Board of Directors, each to serve until the 2017 Annual Meeting of Stockholders or until their successors are elected and qualified.

	Number of Shares
Nominees	For	Withheld	Broker Non-Votes

Neil Foster	32,716,361	51,656	6,456,173
Dr. Steven Fox	32,216,361	551,656	6,456,173
Alexander Harrington	32,717,861	50,156	6,456,173
Judy Krandel	32,216,361	551,656	6,456,173
Clifford Lerner	32,716,362	51,655	6,456,173

2.	Proposal to approve the 2016 Plan.

Number of Shares
For	31,422,314
Against	806,878
Abstain	538,825
Broker Non-Votes	6,456,173

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3.	Advisory vote to approve executive compensation.

Number of Shares
For	31,408,433
Against	758,979
Abstain	600,605
Broker Non-Votes	6,456,173

4.	Proposal to approve an amendment to the Company’s certificate of incorporation to increase the total number of shares of common stock authorized for issuance and clarify the rights of the Board with respect to the issuance of preferred stock.

Number of Shares
For	35,660,229
Against	2,965,759
Abstain	598,202
Broker Non-Votes	0

5.	Proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm.

Number of Shares
For	37,396,164
Against	1,709,631
Abstain	118,395
Broker Non-Votes	0

Each of the proposals acted upon by the Company’s stockholders at the Annual Meeting received a sufficient number of votes to be approved.

Section 9 – Financial Statements and Exhibits

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Snap Interactive, Inc. 2016 Long-Term Incentive Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 20, 2016

SNAP INTERACTIVE, INC.

		By:	/s/ Alexander Harrington
Alexander Harrington
Chief Executive Officer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Snap Interactive, Inc. 2016 Long-Term Incentive Plan.

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